SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): December 1996

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

DELAWARE                               1-9370                    13-3186327
(State or other                  (Commission File Number)     (I.R.S Employer
jurisdiction of                                                 I.D. Number)
incorporation)

      990 Station Road
     Bellport, New York                                   11713
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (516-286-5800)


                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.        OTHER EVENTS

               On October 21, 1996 the Company announced the appointment of Mr. Jonathan Rosen to its Board of Directors.




                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                        Date of Report: December 12, 1996


Exhibits:

 28.15    Press Release dated October 21 1996



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOPHARMACEUTICS, INC.
                                        (Registrant)

                                        By:   /s/  Edward Fine
                                              ---------------------
                                              Edward Fine
                                              President, Chief Executive Officer
                                              Signature)

Dated:  December 12, 1996

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